Exhibit 10.15

IMPORTANT:  PLEASE READ CAREFULLY BEFORE SIGNING.
SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

SUBSCRIPTION AGREEMENT
And
LETTER OF INVESTMENT INTENT

Liquid Spins, Inc.
5525 Erindale Dr., Suite 200
Colorado Springs, Colorado 80918

Gentlemen:

The undersigned (the “Subscriber”) hereby tenders this subscription for the purchase of Series A Preferred Stock (“Preferred” or “Securities”) issued by Liquid Spins, Inc. (the “Company”). By execution below, the Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations and warranties contained herein in complying with its obligations under applicable securities laws.

1.           Subscription Commitment.  The Subscriber hereby subscribes for the purchase of the principal amount of Series A Preferred set forth below. The full purchase price is paid contemporaneously in the form of check or by wire transfer to Liquid Spins, Inc.

$__________________
Amount of Subscription

The Subscriber understands that this subscription is not binding on the Company until accepted by the Company, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company’s execution of this Subscription Agreement where indicated.  If the subscription is rejected, the Company shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Company and the Subscriber shall have no further obligation to each other hereunder.  Unless and until rejected by the Company, this subscription shall be irrevocable by the Subscriber.  You acknowledge that the Company has the right to close the subscription books at any time without notice and to accept or reject any subscription, in whole or in part, in its sole discretion.

The subscriber further understands that the Securities are being sold on a “best efforts” basis.  Accordingly, the proceeds from the sale of the Securities shall be deposited in the bank accounts of the Company immediately upon acceptance of the Subscriber.

2.           Representations and Warranties.  In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

(a)         Receipt of Document; Access to Information.  Subscriber has been provided with a copy of the Company’s Memorandum of Terms (the “Memorandum”) dated December 08, 2011, and the attachments thereto.  The Memorandum, this Subscription Agreement and the other attachments to the Memorandum are referred to herein as the “Documents.”  The Subscriber has carefully reviewed and is familiar with all of the terms of the Documents, contained in the Memorandum.  The Subscriber has been given access to full and complete information regarding the Company and has utilized such access to the Subscriber’s satisfaction for the purpose of obtaining such information regarding the Company as the Subscriber has reasonably requested; and, particularly, the Subscriber has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and to obtain any additional information, to the extent reasonably available.

(b)         Reliance.  The Subscriber has relied on nothing other than the Documents in deciding whether to make an investment in the Company.  Except as set forth in the Documents, no representations or warranties have been made to the Subscriber by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

(c)          Economic Loss.  The Subscriber believes that an investment in the Securities is suitable for the Subscriber based upon the Subscriber’s investment objectives and financial needs.  The Subscriber (i) has adequate means for providing for the Subscriber’s current financial needs and personal contingencies; (ii) has no need for liquidity in this investment; (iii) at the present time, can afford a complete loss of such investment; and (iv) does not have overall commitments to investments which are not readily marketable and disproportionate to the Subscriber’s net worth, and the Subscriber’s investment in the Securities will not cause such overall commitments to become excessive.

(d)         Sophistication.  The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks.  The investment contemplated hereby is the result of arm’s length negotiation between the Subscriber and the Company.

(e)         No General Solicitation.  The Subscriber was not offered or sold the Securities, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to, the following:  (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium or broadcast over television or radio; or (2) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

(f)          Seek Advice.  The Subscriber has obtained, to the extent the Subscriber deems necessary, the Subscriber’s own personal professional advice with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Securities in light of the Subscriber’s financial condition and investment needs;

                (g)         Investment Risks.  The Subscriber recognizes that the Securities as an investment involves a high degree of risk.

(h)         Effect and Time of Representations.  The information provided by the Subscriber contained in this Subscription Agreement is true, complete and correct in all material respects as of the date hereof.  The Subscriber understands that the Company’s determination that the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), which is based upon non-public offerings and applicable to the offer and sale of the Securities, is based, in part, upon the representations, warranties, and agreements made by the Subscriber herein.  The Subscriber consents to the disclosure of any such information, and any other information furnished to the Company, to any governmental authority or self-regulatory organization, or, to the extent required by law, to any other person.

(i)           Restrictions on Transfer; No Market for Securities.  The Subscriber acknowledges that (i) the purchase of the Securities is a long-term investment; (ii) the Subscriber must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available;  (iii) no representation has been made as to the required holding period for the securities included in the Preferred; and (iv) there is presently no public market for the Securities and the Subscriber may be unable to liquidate the Subscriber’s investment in the event of an emergency, or pledge the Securities as collateral for a loan; and (v) the transferability of the Securities is restricted and (A) requires conformity with the restrictions contained in paragraph 3 below and (B) legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability.

(j)           No Backup Withholding.  The Subscriber certifies, under penalties of perjury, that the Subscriber is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

(k)          Restrictive Legend.  Stop transfer instructions will be placed with the transfer agent for the Securities, and a legend may be placed on any certificate representing the Securities substantially to the following effect:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT AND HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS.  AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION.  THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT AND ANY STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT REGISTRATION IS NOT REQUIRED.

(l)           Finder.  The Subscriber understands that the securities are being offered by Officers and Directors of the Company and no finder fees are being paid in conjunction with the offering. The Company however may pay a commission to registered FINRA Brokers in an amount equal to 10% of the Securities being sold by the registered FINRA Broker.

(m)         Notice of Change.  The Subscriber agrees that it will notify the Company in writing promptly (but in all events within thirty (30) days after the applicable change) of any actual or anticipated change in any facts or circumstances, which change would make any of the representations and warranties in this Subscription Agreement untrue if made as of the date of such change (after giving effect thereto).

3.           Restricted Nature of the Securities; Investment Intent. The Subscriber has been advised and understands that (a) the Securities have not been registered under the Securities Act or applicable state securities laws and that the securities are being offered and sold pursuant to exemptions from such laws; (b) the Documents have not been filed with or reviewed by any federal, state or local securities administrators because of the limited nature of the offering; (c) the Company is under no obligation to register the Securities under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available. The Subscriber represents and warrants that the Securities are being purchased for the Subscriber’s own account and for investment purposes only, and without the intention of reselling or redistributing the same; the Subscriber has made no agreement with others regarding any of the Securities; and the Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future.  The Subscriber is aware that, in the view of the SEC, a purchase of such securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above.  The Subscriber further represents and agrees that if, contrary to the foregoing intentions, the Subscriber should later desire to dispose of or transfer any of such Securities in any manner, the Subscriber shall not do so unless and until (i) said Securities shall have first been registered under the Act and all applicable securities laws; or (ii) the Subscriber shall have first delivered to the Company a written notice declaring such holder’s intention to effect such transfer and describe in sufficient detail the manner and circumstances of the proposed transfer, which notice shall be accompanied either by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, which opinion shall be addressed to the Company and reasonably satisfactory in form and substance to the Company’s counsel, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws, or by a “no action” letter from the SEC to the effect that the transfer of the Securities without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto.

4.           Residence.  The Subscriber represents and warrants that the Subscriber is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state set forth on the signature page hereof, and the Securities are being purchased by the Subscriber in the Subscriber’s name solely for the Subscriber’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in this Subscription Agreement.

5.           Investor Qualification.  The Subscriber represents and warrants that the Subscriber is an “accredited investor” as that term is defined in Regulation D under the Securities Act because the Subscriber comes within at least one category marked below.  The Subscriber further represents and warrants that the information set forth below is true and correct.  ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS REQUIRED BY LAW.  The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.  (Please initial all that apply.)

Category I	______	The Subscriber is an individual (not a partnership, corporation, etc.) who’s individual net worth, or joint net worth with the Subscriber’s spouse, presently exceeds $1,000,000.

Explanation.  In calculation of net worth the Subscriber may include cash, short term investments, stocks and securities, and equity in property and real estate (excluding the Subscriber’s principal residence); Equity in property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II	______	The Subscriber is an individual (not a partnership, corporation, etc.) who had an individual net income in excess of $200,000 in each of the last two years, or joint income with his/her spouse in excess of $300,000 in each of the last two years, and has a reasonable expectation of reaching the same income level in the current year.

Category III	______	The Subscriber is an executive officer or director of the Company.

Category IV	______
The Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act; a savings and loan as defined in Section 3(a)(5)(A) of the Securities Act; an insurance company as defined in Section 2(13) of the Securities Act; a broker or dealer registered pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”); an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (this includes IRAs).  (Note: If you check this category, the Company may request additional information regarding Investment Company and ERISA issues.)

(Describe entity)

Category V	______	The Subscriber is a private business development company as defined in Section 202(a) (22) of the Investment Advisers Act of 1940, as amended.

(Describe entity)

Category VI	______	The Subscriber is an entity with total assets in excess of $5,000,000 which was not formed for the purpose of investing in the Securities and which is one of the following:

a corporation; or

a partnership; or

a business trust; or

a tax-exempt organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

(Describe entity)

Category VII	______	The Subscriber is an entity all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

(Describe entity)

Category VIII	______
The Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

6.           FINRA Questionnaire.

(a) Are you a member of FINRA1, a person associated with a member of FINRA2, or an affiliate of a member?

Yes	No

1
FINRA defines a “member” as being either any broker or dealer admitted to membership in FINRA or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.

2
FINRA defines a “person associated with a member” as being every sole proprietor, general or limited partner, officer, director or branch manager of such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with FINRA.  Thus, “person associated with a member” includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a corporation, partnership or other business entity) which itself is a “member” or a “person associated with a member.”  In addition, an organization of any kind is a “person associated with a member” if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a “member” or “person associated with a member.”

If “Yes,” please list any members of FINRA with whom you are associated or affiliated.

(b)  If you are a corporation, are any of your officers, directors or 5% shareholders a member of FINRA, a person associated with a member of FINRA, or an affiliate of a member?

Yes	No

If “Yes,” please list the name of the respective officer, director, or 5% shareholder and any members of FINRA with whom they are associated or affiliated.

7.           Authority.  The undersigned, if other than an individual, makes the following additional representations:

(a)           The Subscriber was not organized for the specific purpose of acquiring the Securities;

(b)           The Subscriber is fully authorized, empowered and qualified to execute and deliver this Subscription Agreement, to subscribe for and purchase the Securities and to perform its obligations under, and to consummate the transactions that are contemplated by the Subscription Agreement; and

(c)           This Subscription Agreement has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

8.           Use of Proceeds.  The Subscriber acknowledges that any proceeds from the sale of the Securities will be used by the Company for payment of advanced royalties to certain record labels and working capital as further described in the Memorandum.

9.           Compliance with Laws; No Conflict.  The execution and delivery of the Subscription Agreement by or on behalf of the Subscriber and the performance of the Subscriber’s obligations under, and the consummation of the transactions contemplated by, the Subscription Agreement do not and will not conflict with or result in any violation of, or default under, any provision of any charter, bylaws, trust agreement, partnership agreement or other governing instrument applicable to the Subscriber, or other agreement or instrument to which the Subscriber is a party, or by which the Subscriber is, or any of its assets are, bound, or any permit, franchise, judgment, decree, statute, rule, regulation or other law applicable to the Subscriber or the business or assets of the Subscriber.

10.         Reliance on Representations.  The Subscriber understands the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out above and agrees that the subscription made hereby may be accepted in reliance thereon.  The Subscriber acknowledges that the Company has relied and will rely upon the representations and warranties of the Subscriber in this Subscription Agreement.  The Subscriber agrees to indemnify and hold harmless the Company and any selling agent (including for this purpose their employees, and each person who controls either of them within the meaning of Section 20 of the Exchange Act) from and against any and all loss, damage, liability or expense, including reasonable costs and attorney’s fees and disbursements, which the Company, or such other persons may incur by reason of, or in connection with, any representation or warranty made herein not having been true when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, or in any other document provided by the Subscriber to the Company.

11.         Transferability and Assignability.  Neither this Subscription Agreement nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber.  The Subscriber agrees that the Subscriber may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder (except as otherwise specifically provided herein) and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber’s heirs, executors, administrators, successors, and assigns.

12.         Survival.  The representations and warranties of the Subscriber set forth herein shall survive the sale of the Securities pursuant to this Subscription Agreement.

13.         Notices.  All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows:  if to the Subscriber, to the address set forth below; and if to the Company to the address at the beginning of this Subscription Agreement, or to such other address as the Company or the Subscriber shall have designated to the other by like notice.

14.         Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

15.         Governing Law.  This Subscription Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Colorado.  The parties hereby consent to the non-exclusive jurisdiction of the courts of the State of Colorado and any federal or state court located in Denver, Colorado for any action arising out of this Subscription Agreement.

16.         Entire Agreement.  This Agreement, including the appendices hereto, constitutes the entire agreement, and supersedes all prior agreements or understandings, among the parties hereto with respect to the subject matter hereof.

IN NO EVENT WILL THE COMPANY OR ANY OF THEIR AFFILIATES OR THE PROFESSIONAL ADVISORS ENGAGED BY THEM BE LIABLE IF FOR ANY REASON RESULTS OF OPERATIONS OF THE COMPANY ARE NOT AS PROJECTED.  INVESTORS MUST LOOK SOLELY TO, AND RELY ON, THEIR OWN ADVISORS WITH RESPECT TO THE FINANCIAL, TAX AND OTHER CONSEQUENCES OF INVESTING IN THE SECURITIES.

 17.        Title.  Manner in Which Title is To Be Held.

                              Place an “X” in one space below:

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Corporation
(g)	Trust
(h)	Other (Describe):

Please print above the exact name(s) in which the Securities are to be held.

18.         Date of Birth.  (If an individual) The Subscriber’s date of birth is: _________________

SIGNATURES BEGIN ON NEXT PAGE

SIGNATURES

The Subscriber hereby represents that it has read this entire Subscription Agreement.

Dated: ___________

INDIVIDUAL (includes Community Property, Joint Tenants, and Tenants-in-Common)

Address to Which Correspondence Should be Directed
Signature (Individual)
Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number
( )
Telephone Number

Email Address

CORPORATION, PARTNERSHIP, TRUST, RETIREMENT ACCOUNT OR OTHER ENTITY

Name of Entity	Address to Which Correspondence Should be directed

By:
*Signature	City, State and Zip Code
Its:
Title	Tax Identification or Social Security Number
( )
Name Typed or Printed	Telephone Number
Email Address

*If Securities are being subscribed for by an entity, the Certificate of Signatory must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Securities are being subscribed for by an entity.

I,________________________________________, am the  ________________________  of  _______________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set may hand this _____ day of _______________, 2011.

Signature

ACCEPTANCE

This Subscription Agreement is accepted as of ______________________ , 2011.

LIQUID SPINS, INC.

By:
Herman C. DeBoard III,
President and CEO
Date:

LIQUID SPINS, INC.

SUBSCRIPTION INSTRUCTIONS

All persons who wish to subscribe for the securities of Liquid Spins, Inc. (the “Company”) in accordance with the terms of the Subscription Agreement (attached) must carefully read and execute the attached documents according to the following instructions and return them to Liquid Spins, Inc., 5525 Erindale Drive, Suite 200, Colorado Springs, CO 80918, attention: Herman DeBoard, III.

INSTRUCTIONS

1.           Complete and execute the Subscription Agreement as follows:

a.          Complete the information on pages 2, 5-8, 10, if appropriate.

b.         Date and sign in the appropriate spaces on page 11 if subscribing as an individual (includes Community Property, Joint Tenants, Tenants-in-Common) or on page 12 if subscribing as a Corporation, Partnership, Trust, Retirement Account or other entity .

c.          Be sure to complete the information on the signature page, including address, telephone number, and Social Security or Tax Identification Number.

2.           Return the completed documents to Liquid Spins along with your check payable to “Liquid Spins, Inc.”, or wire your subscription funds to the account as follows:

Receiving Bank Name: ABA Routing Number: Account Number: Name of Account:	Ent Federal Credit Union 7250 Campus Drive Colorado Springs, CO 80920 307070005 516076 Liquid Spins, Inc.

If you have any questions please call Paul D. Myers at (800) 595-1641 EXT 602.